UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 6, 2018

EDISON NATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	017-17556	82-2199200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

909 New Brunswick Ave, Phillipsburg, New Jersey	08865
(Address of principal executive offices)	(Zip Code)

(610) 829-1039
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

Edison Nation, Inc. (“ENI”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) on September 6, 2018 (the “Original Filing”) to report the completion of its acquisition of Edison Nation Holdings, LLC (“ENH”), a North Carolina limited liability corporation (“ENH”). In the Original Filing, ENI stated that the required historical financial statements of ENH and pro forma financial information would be filed by amendment to the Original Filing within seventy-one (71) calendar days from the date that the Original Filing was required to be filed. This Current Report on Form 8-K/A is being filed to amend the Original Filing to provide the required historical financial statements of ENH and pro forma financial information described under Item 9.01 below. These financial statements and information are filed as Exhibits 99.1, 99.2 and 99.3.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

1.	The audited consolidated financial statements of Edison Nation Holdings, LLC and Subsidiaries as of and for the years ended December 31, 2017 and 2016, together with the notes thereto, and the independent auditors’ report, are incorporated herein by reference and filed as Exhibit 99.1 hereto.

2.	The unaudited consolidated financial statements of Edison Nation Holdings, LLC and Subsidiaries as of June 30, 2018 and for the six months ended June 30, 2018 and 2017, together with the notes thereto, are incorporated herein by reference and filed as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements as of and for the six months ended June 30, 2018 and for the year ended December 31, 2017, are incorporated herein by reference and filed as Exhibit 99.3 hereto.

(c) Exhibits.

Exhibit No.	Description of Document

99.1	Audited consolidated financial statements of Edison Nation Holdings, LLC and Subsidiaries and Affiliates as of and for the Years Ended December 31, 2017 and 2016.

99.2	Unaudited consolidated financial statements of Edison Nation Holdings, LLC and Subsidiaries and Affiliates as of June 30, 2018 and for the Six Months Ended June 30, 2018 and 2017.

99.3	The unaudited pro forma combined financial statements as of June 30, 2018 and for the Six Months Ended June 30, 2018 and for the Year Ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 28, 2018

EDISON NATION, INC.

By:	/s/ Christopher B. Ferguson
Christopher B. Ferguson
Chairman and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Philip Anderson
Philip Anderson
Corporate Secretary and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)